Exhibit No. 32.1
Form 10-QSB
ExperTelligence, Inc.
File No.0-28453



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report of ExperTelligence, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Smart, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 12, 2007        By:  /s/ Jason Smart
                               ---------------------------
                               Jason Smart
                               Chief Executive Officer and
                               Chief Financial Officer





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A signed  original of this  written  statement  required by Section 906 has been provided to ExperTelligence, Inc. and will be retained by ExperTelligence, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.